===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              FOUR MEDIA COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                              FOUR MEDIA COMPANY
                           2813 WEST ALAMEDA AVENUE
                           BURBANK, CALIFORNIA 91505

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               January 14, 1999

                              -------------------

To the Stockholders of Four Media Company:


     The Annual Meeting of Stockholders of Four Media Company (the "Company"), will be held at the Burbank Hilton in Burbank, California 91505 on Thursday, January 14, 1999 at 10:00 A.M. for the following purposes:

     (1) To elect three directors to the Board of Directors for the Company to serve for three years until the third subsequent Annual Meeting of Stockholders and until their respective successors shall be elected and qualified;

     (2) To consider and ratify the appointment of PricewaterhouseCoopers LLP as independent certified public accountants for fiscal year 1999; and

     (3) To consider and to transact such other business as may properly be brought before the meeting.

     The foregoing proposals are more fully described in the accompanying Proxy Statement to which your attention is invited.

     Only stockholders of record at the close of business on November 25, 1998 are entitled to notice of, and to vote at, this meeting and any continuation or adjournments thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the principal executive offices of Four Media Company 2813 West Alameda Avenue, Burbank, California 91505.


                                     /s/ Robert T. Walston

                                     Robert T. Walston
                                     Chairman and Chief Executive Officer

Burbank, California
November 30, 1998



WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

                              FOUR MEDIA COMPANY
                           2813 WEST ALAMEDA AVENUE
                           BURBANK, CALIFORNIA 91505
                                (818) 840-7000

                               ----------------

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held January 14, 1999
                                  10:00 a.m.
                                Burbank Hilton
                              Burbank, California

                               ----------------

     The accompanying proxy is solicited by the Board of Directors of Four Media Company, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held Thursday, January 14, 1999, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The date of this Proxy Statement is November 30, 1998, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.


                              GENERAL INFORMATION


     ANNUAL REPORT. The Annual Report on Form 10-K for the fiscal year ended August 2, 1998, is enclosed with this Proxy Statement.

     VOTING SECURITIES. Only stockholders of record as of the close of business on November 25, 1998 will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 10,363,256 shares of Common Stock of the Company, par value $0.01 per share, issued and outstanding. In addition, there were 150,000 shares of Series A Convertible Preferred Stock that are entitled to 1,500,000 votes. Stockholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one (1) vote for each share held on the proposals presented in this Proxy Statement. The Company's Bylaws provide that a majority of all of the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

     SOLICITATION OF PROXIES. The cost of soliciting proxies will be borne by the Company. In addition, the Company will solicit stockholders by mail through its regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

     VOTING OF PROXIES. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT. The following table contains information as of September 30, 1998 regarding the ownership of the Common Stock of the Company by all persons who, to the knowledge of the Company, were (i) the beneficial owners of 5% or more of the outstanding shares of Common Stock of the Company, (ii) each director and director nominee of the Company, (iii) the Chief Executive Officer and the four other most highly compensated executive officers of the Company as of August 2, 1998 whose salary and bonus for the year ended August 2, 1998 exceeded $100,000 and (iv) all current executive officers and directors of the Company as a group.

                                                                     SHARES BENEFICIALLY
                                                                           OWNED (1)
                           NAME OF BENEFICIAL OWNERS                 NUMBER      PERCENT
                                                                    ---------    -------
                 Technical Services Partners, L.P. (2)..........    4,552,502      43.9
                 Robert T. Walston (3)..........................    1,432,875      13.8
                 Fleming US Discovery Fund III, L.P.
                 and  Fleming US Discovery Offshore
                 Fund III, L.P. (10)............................    1,500,000      14.5
                 John H. Donlon (4).............................      148,384       1.4
                 Lawrence Chernoff..............................      144,620       1.4
                 Gavin W. Schutz (5)............................      121,406       1.2
                 Robert Bailey (6)..............................      121,406       1.2
                 James Conlon...................................           --        --
                 Shimon Topor (2)(7)(9).........................    4,552,502      43.9
                 Edward Kirtman (2)(7)(9).......................    4,552,502      43.9
                 Paul Bricault (9)..............................           --        --
                 William Amon (9)...............................           --        --
                 Thomas Wertheimer (9)..........................           --        --
                 All directors and executive officers as a
                 group (8 persons)(8)(9).......................     5,088,318      49.1

---------------------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of September 30, 1998 at a price less than or equal to the market price are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.
(2) Technical Services Partners, L.P. ("TSP") is a limited partnership the general partner of which is Technical Services Holdings Inc.
     ("Holdings"), a corporation, all of the voting capital stock of which is owned by Steinhardt Partners, L.P. The non-voting capital stock of Holdings is owned by Institutional Partners, L.P., S.P. International S.A., and Steinhardt Overseas Fund, Ltd. The managing general partner of Steinhardt Partners, L.P. is Michael Steinhardt. The principal business address of Steinhardt Partners, L.P. and Messrs. Steinhardt, Topor and Kirtman is 650 Madison Avenue, New York, New York 10022.
(3) Mr. Walston's address is c/o Four Media Company, 2813 West Alameda Avenue, Burbank, California 91505. As a result of his profit interest in TSP, Mr. Walston beneficially owns 1,432,875 shares of the Company's Common Stock.
(4)  Represents 148,384 shares issuable upon exercise of vested options.
(5)  Represents 121,406 shares issuable upon exercise of vested options.
(6)  Represents 121,406 shares issuable upon exercise of vested options.
(7) These shares are owned by TSP. Messrs. Topor and Kirtman are executive officers of the general partner of TSP, and general partners of Steinhardt Partners, L.P., the owner of all the voting capital stock of Holdings. Neither Mr. Topor nor Mr. Kirtman own any shares of Common Stock directly, but may be considered the beneficial owner of the securities listed above. However, Messrs. Topor and Kirtman disclaim beneficial ownership of such shares.
(8)  Includes 391,196 shares issuable upon exercise of vested options.
(9) Excludes 100,000 shares of Common Stock issuable upon exercise of stock options granted pursuant to the Director Plan to each of Messrs. Topor, Kirtman, Bricault, Wertheimer and Amon.

(10) Pursuant to joint statement on Schedule 13G filed by (i) Fleming US Discovery III, L.P. ("US Fund"), (ii) Fleming US Discovery Offshore Fund III, L.P., (iii) Fleming US Discovery Partners, L.P. ("Fleming Partners"), the general partner of the US Fund and a general partner of the Offshore Fund, (iv) Fleming US Discovery, LLC ("Discovery"), the general partner of Fleming Partners, (v) Robert Fleming, Inc. ("RFI"), investment advisor to the US Fund and Offshore Fund (collectively, the "Funds"), and (vi) Robert Fleming Holdings, Ltd ("RFH"), the indirect parent of RFI. The principal business address of the Fleming parties is 320 Park Avenue, New York, NY 10036.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires the Company officers and directors, and persons who own more than ten percent of its common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of forms furnished to the Company and written representations from certain of the directors and officers that no form is required to be filed, the Company believes that no director, officer or beneficial owner of more than ten percent of its Common Stock failed to file on a timely basis reports required pursuant to Section 16(a) of the Securities Exchange Act with respect to the fiscal year ended August 2, 1998.


                                   PROPOSAL 1
                             ELECTION OF DIRECTORS


     Management's nominees for election to the Board of Directors at the Annual Meeting of Stockholders to serve as Class II members are John H. Donlon, Gavin
W. Schutz and William Amon. If elected, each nominee will hold office for three years until the third subsequent annual meeting of stockholders or until his successor is elected and qualified unless he shall resign or his office becomes vacant by death, removal, or other cause in accordance with the Bylaws of the Company. If a quorum is present and voting, the nominees for director receiving the highest number of votes will be elected as directors. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority, i.e., "broker non-votes,"
                                                    ----
will be counted as present in determining if a quorum is present.

     It is intended that votes pursuant to the Proxies will be cast for the named nominees. The persons named in the accompanying form of proxy will vote the shares represented thereby for the named nominees. Management knows of no reason why any of the named nominees should be unable or unwilling to serve. However, if any named nominee(s) should for any reason be unable or unwilling to serve, the Proxies will be voted for the election of such other person(s) for the office of director as management may recommend in the place of such nominee(s).

     At the 1998 Annual Meeting of Stockholders, three (3) directors of the Company are to be elected for the ensuing three years and until their successors are elected and qualified. Proxies cannot be voted for a greater number of persons than the number of nominees named. The nominees for election to the office of director, and certain information with respect to their age and background, are set forth below. Messrs. Donlon and Schutz were elected to their present terms of office in August 1993. Mr. Amon was elected a Director in December, 1997 to replace John H. Sabin who resigned in August 1997.

NOMINEE                 POSITIONS WITH THE COMPANY                        AGE        DIRECTOR SINCE
-------                 --------------------------                        ---        --------------
John H. Donlon          President                                          54             1993
Gavin W. Schutz         Vice President and Chief Technology Officer        45             1993
William Amon            Director                                           49             1997

     John H. Donlon has served as President and a Director of the Company since August 1993. Prior to joining the Company, Mr. Donlon was President and Chief Executive Officer of Compact Video Group, Inc., a provider of post-production services to the television industry, from 1984 to 1993. From 1981 to 1984, Mr. Donlon was employed by Technicolor, Inc. as President of Technicolor's videocassette subsidiary and from 1977 to 1981 as Vice

President and Director of Technicolor's Laboratory Operations. Mr. Donlon received a BA degree from the University of Florida.

     Gavin W. Schutz has served as Vice President and Chief Technology Officer of the Company since August 1993, and was elected a Director of the Company in September 1996. Prior to joining the Company he was Director of Engineering of Image Transform, Inc., a provider of feature mastering and standards conversion services to the entertainment industry, from 1980 to 1993. Mr. Schutz is responsible for the design of digital video standards converters, time and smear correctors and video noise reduction using four field non-recursive digital filtering algorithms. Mr. Schutz received a BS degree in Electronic Engineering from the South Australia Institute of Technology.

     William Amon is a Senior Tax Partner with Deloitte & Touche LLP's Los Angeles practice and has served as a Director of the Company since December 1997. He is an adjunct professor of tax at the Golden Gate University Masters of Tax Program and a frequent speaker on issues effecting corporate taxation and merger and acquisition transactions. Mr. Amon received a BS degree with honors and a law degree, with highest honors, from the University of Santa Clara. A member of the California Bar Association, the American Bar Association, and the American Institute of Certified Public Accountants, he is also a subcommittee member of the American Bar Association tax committee for affiliated corporations and a member of the Los Angeles International Tax Forum. He was recently selected as one of North America's Top Tax Advisers for 1998/99 by the International Tax Review.

     The Board of Directors is divided into three classes. Class I, with terms expiring in 1999, is comprised of Messrs. Robert T. Walston, Shimon Topor, Edward Kirtman and Lawrence Chernoff. Class II, with the terms expiring in 1998, is currently comprised of Messrs. John H. Donlon, Gavin W. Schutz and William Amon. Class III, with terms expiring in 2000, is comprised of Messrs. Robert Bailey, Paul Bricault and Thomas Wertheimer. There are no family relationships among any of the executive officers or directors of the Company. Information regarding Class I and Class III directors are shown below


CLASS I DIRECTORS

     Robert T. Walston is the founder of the Company and has served as Chairman and Chief Executive Officer since August 1993. From 1991 until he founded the Company, Mr. Walston served as a Vice President and Director of Steinhardt Group, Inc. where he directed the firm's sourcing and financial analysis of acquisitions of middle market companies. From 1988 to 1991, Mr. Walston was a Vice President of Dean Witter Reynolds, Inc. where he worked on merger and acquisition assignments and debt and equity offerings. Mr. Walston received a BBA from Baylor University and an MBA from the University of Texas at Austin.

     Shimon Topor has served as a Director of the Company since August 1993. He has been a general partner in all of the private investment partnerships controlled by Michael H. Steinhardt since 1985. Prior to joining the Steinhardt organization, he managed the international operations of Bank Hapoalim, served as Chairman and Chief Executive Officer of Israel Continental Bank, and Senior Vice President of the Ampal Corporation. Mr. Topor received a law degree from Hebrew University Law School.

     Edward Kirtman has served as a Director of the Company since August 1993. He has been a general partner in all of the private investment partnerships controlled by Michael H. Steinhardt since 1995. From 1986 to 1994 he served as the Chief Financial Officer of the Steinhardt organization's real estate investment corporations and partnerships. Prior to joining the Steinhardt organization, Mr. Kirtman was an Assistant Vice President of Heller Financial, Inc. Mr. Kirtman received a BBA from Baruch College.

     Lawrence Chernoff is the founder of Encore and has served as its CEO since starting the company in 1985. From 1975 to 1985 he was an award winning commercial editor for FilmCore, Inc. His demonstrated excellence and success in pioneering and continuing to innovate and lead the video post production industry was recognized in 1997 when Ernst & Young named him their "Entrepreneur of the Year". Mr. Chernoff is a graduate of the New York School of Visual Arts.


CLASS III DIRECTORS

     Robert Bailey has served as Vice President and Director of Marketing of the Company since August 1996, and was elected a Director of the Company in September 1996. From 1993 to 1996 he served as Vice President and Director of Marketing for the Company's studio and television services divisions. Prior to joining the Company he was a Vice President of Image Transform, Inc., from 1985 to 1993. From 1977 to 1985, he was creator/producer of "Hollywood Detective" for the A&E Channel, Producer/Director of "Eye on L.A." for ABC and Producer of "Remmington Steele" for MTM Productions. Mr. Bailey received a BA from the University of Southern California.

     Paul Bricault has served as a Director of the Company since February 1997. Since 1994, he has served as an agent in corporate consulting on emerging technologies for the William Morris Agency. From 1989 to 1994, he served as a Senior Media Analyst for Paul Kagan Associates, where he was responsible for the firm's coverage of worldwide film, television and new media markets. Mr. Bricault currently teaches a course in new technologies and their impact on the motion picture industry for the graduate program of the University of Southern California's School of Cinema-Television. Mr. Bricault received a BA from the University of Western Ontario and an MA in Communications Management from the Annenberg School of Communication at the University of Southern California.

     Thomas Wertheimer has served as a Director of the Company since February 1997. From 1964 to 1972, he worked for Capital Cities/ABC where he became Vice President of Business Affairs. From 1972 to 1976 he was Vice President of Business Affairs of Universal Television. From 1976 to 1991, he served as a Director of MCA, Inc. ("MCA") and was a Member of MCA's three person Executive Committee from 1977 to 1991. From 1983 to 1996, he served as Executive Vice President of MCA, and from 1991 to 1996 he took on the additional positions of Chairman of both the Television and Home Entertainment Groups. Since January 1996, Mr. Wertheimer has been consulting for MCA and serving as Chairman of the Board of the KCRW Foundation, the UCLA Extension TV and Film Advisory Board, and the Columbia Law School Board of Visitors. Mr. Wertheimer received a BA from Princeton University and an LLB from Columbia Law School.


BOARD AND COMMITTEE MEETINGS

     During the fiscal year ended August 2, 1998, the Board held two meetings and took action by unanimous written consent twenty-two times. No director serving on the Board in fiscal year 1998 attended fewer than 75% of such meetings of the Board and the Committee on which he serves.

     The Company's Compensation Committee reviews and approves the compensation and benefits for the Company's executive officers, administers the Company's stock option and other benefit plans and makes recommendations to the Board of Directors regarding such matters. The Committee is currently composed of Messrs. Topor, Bricault and Amon.

     During the fiscal year ended August 2, 1998, the Compensation Committee held no meetings and took action by unanimous written consent two times. For additional information concerning the Compensation Committee, see "COMPENSATION COMMITTEE REPORT".

     The Company's Audit Committee recommends the selection of auditors for the Company and reviews the results of the audits and other reports and services provided by the Company's independent auditors. The Audit Committee is composed of Messrs. Bricault and Topor. During the fiscal year ended August 2, 1998 the audit committee held two telephonic meetings.


COMPENSATION OF DIRECTORS

     The Company's non-employee directors are not paid a fee for attending board or committee meetings; however, all directors are reimbursed for reasonable expenses incurred in attending such meetings. The Company's Director Plan provides for automatic stock option grants to non-employee directors.

     The Director Plan provides for an automatic grant of an option to purchase 100,000 shares of Common Stock to each non-employee director upon his becoming a non-employee director. One-quarter of the shares subject to the option will vest one year after the date of grant and each additional one-quarter will vest at the end of each year thereafter, provided that the optionee continues to serve as a director on such dates. The exercise price of the option will be 100% of the fair market value per share of the Company's Common Stock on the date of the grant of the option.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE CLASS II NOMINEES, I.E. JOHN H. DONLON, GAVIN W. SCHUTZ AND WILLIAM AMON.


                            EXECUTIVE COMPENSATION


COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning the compensation during fiscal years ended August 2, 1998, August 3, 1997 and August 4, 1996 of the Chief Executive Officer and the four other most highly compensated executive officers of the Company as of August 2, 1998 whose salary and bonus for the year ended August 2, 1998 exceeded $100,000.


SUMMARY COMPENSATION TABLE

                                                                                                                     LONG TERM
                                                                    ANNUAL COMPENSATION                             COMPENSATION

                                                                                   OTHER ANNUAL     ALL OTHER       AWARDS OPTION
           NAME AND PRINCIPAL POSITION               YEAR    SALARY       BONUS    COMPENSATION    COMPENSATION         SHARES
                                                     ----    ------      -------   ------------    ------------         ------
Robert T. Walston, ...............................   1998   $276,538(2)  $    --       $(1)            $--              $
  Chairman and                                       1997    240,000          --        (1)             --
  Chief Executive Officer                            1996    240,000          --        (1)             --
John H. Donlon, ..................................   1998    253,493          --        (1)             --
  President                                          1997    253,493          --        (1)             --
                                                     1996    253,493          --        (1)             --
Gavin W. Schutz, .................................   1998    175,000          --        (1)             --
  Vice President and                                 1997    175,000      40,000        (1)             --
  Chief Technology Officer                           1996    175,000          --        (1)             --
Robert Bailey, ...................................   1998    175,000          --        (1)             --
  Vice President and                                 1997    145,673      40,000        (1)             --
  Director of Marketing                              1996    125,000          --        (1)             --
James T. Conlon, .................................   1998    150,000          --        (1)             --
  Vice President and                                 1997    145,073          --        (1)             --
  Director of International Operations               1996    125,000      40,000        (1)             --

____________________________
(1) Total amount of personal benefits paid to this executive officer during the fiscal year was less than the lessor of (i) $50,000 or (ii) 10% of such executive officer's total reported salary and bonus.

(2)  $16,538 of Mr. Walston's 1997 compensation was paid in 1998.

EMPLOYMENT AGREEMENTS

     The Company entered into employment agreements with Messrs. Walston, Donlon, Schutz, Bailey and Conlon. Each of the employment agreements with Messrs. Donlon, Bailey and Conlon is for a term extending through September 1999. The employment agreements with Messrs. Walston and Schutz each have a term extending through April 2002. Messrs. Walston, Donlon, Schutz, Bailey and Conlon are entitled to receive annual salaries of $260,000, $253,493, $175,000, $175,000 and $150,000, respectively. In the event of termination without cause, Messrs. Walston, Donlon, Schutz, Bailey and Conlon are entitled to receive the full amount of compensation payable under the original terms of their respective employment agreements for the remaining term of such agreements, and in the event of disability, the full amount of compensation payable for the lesser of six months or the remaining term of such agreements.


STOCK OPTIONS GRANTED IN FISCAL 1998

     During fiscal 1998, no options were granted to the persons named in the Summary Compensation Table.


OPTION EXERCISES AND FISCAL 1998 YEAR-END VALUES

     The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock in the fiscal year ended August 2,1998 and unexercised options held as of August 2, 1998, by the persons named in the Summary Compensation Table. A portion of the shares subject to these options are not yet vested, and thus would be subject to repurchase by the Company at a price equal to the option exercise price, if the corresponding options were exercised before these shares had vested.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES


                       SHARES                             NUMBER OF SECURITIES                      VALUE IN DOLLARS OF
                      ACQUIRED       VALUE               UNDERLYING UNEXERCISED                   UNEXERCISED IN-THE-MONEY
                      --------       -----                  OPTIONS AT 8/2/98                         OPTIONS AT 8/2/98
     NAME           ON EXERCISE   REALIZED/($)/    EXERCISABLE/(1)(2)/   UNEXERCISABLE/(3)/    EXERCISABLE/(2)/   UNEXERCISABLE/(4)/
     ----           -----------   -------------    -------------------   ------------------    ----------------   ------------------
Robert T. Walston        --            --                       --                  --              $      --         $     --

John H. Donlon           --            --                   148,384              29,677              1,080,977         216,197
                         --
Gavin W. Schutz          --            --                   121,406              24,282                884,443         176,894

Robert Bailey            --            --                   121,406              24,282                884,443         176,894

James T. Conlon          --            --                    33,333              66,667                     --              --

------------------
(1) Options granted in fiscal 1994 under the 1993 Stock Option Plan vest over a six year period at a rate of 16.7% per year.
(2) Represents shares that are immediately exercisable and/or vested. Based on the closing price of $7.625 as reported on the Nasdaq National Market, on July 31, 1998, less the exercise price.
(3)  Represents shares which are unvested and not immediately exercisable.
(4) Based on the closing price of $7.625 as reported on the Nasdaq National Market, on July 31, 1998, less the exercise price.


                         COMPARATIVE STOCK PERFORMANCE


     The chart below sets forth line graphs comparing the performance of the Company's Common Stock as compared with two peer group indices for the period from August 1, 1997 through August 1, 1998. The first peer group index consists of the common stock of companies that Management believes most similar in their operations to that of the Company. This peer group includes Panavision, Rainmaker, Laser Pacific Media Corporation, The Todd-AO Corporation, VDI Media, and Video Services Corporation. The second peer group index includes the broader category of all publicly traded companies whose industry sector is defined or listed as motion picture services and includes Activision, Cinar Films, Walt Disney, Hollywood Entertainment, IMAX Corp., King World Productions, Kushner-Locke, Media General, Playboy, Spelling Entertainment, Trimark, Unitel Video and Viacom. The indices assume that the value of the investment in the Company's Common Stock and each index was $100 on August 1, 1997 and that dividends were reinvested.

                        PERFORMANCE GRAPH APPEARS HERE


INDEXED PRICES

####

     Date             Four Media            Index 1              Index 2
                       Company

     8/1/97              100                  100                  100
     8/4/97              105                   99                  100
     8/5/97               96                   99                   99
     8/6/97              105                  100                  101
     8/7/97              104                  103                   95
     8/8/97               98                  104                   95
    8/11/97               96                  104                   96
    8/12/97               96                  105                   95
    8/13/97               93                  105                   95
    8/14/97               95                  103                   96
    8/15/97               93                  105                   96
    8/18/97               95                  104                   96
    8/19/97              100                  103                   99
    8/20/97              107                  103                  100
    8/21/97              105                  105                  100
    8/22/97              105                  103                  101
    8/25/97              100                  102                  101
    8/26/97              107                  102                  101
    8/27/97              113                  100                   99
    8/28/97              105                  102                   98
    8/29/97              114                  103                   99
     9/1/97              114                  103                   99
     9/2/97              111                  105                  101
     9/3/97              111                  106                   99
     9/4/97              104                  106                   98
     9/5/97              111                  108                   96
     9/8/97              104                  107                   96
     9/9/97              104                  112                   96
    9/10/97              104                  112                   97
    9/11/97               96                  112                   98
    9/12/97               95                  111                  101
    9/15/97               95                  115                  103
    9/16/97               91                  117                  102
    9/17/97               95                  119                  100
    9/18/97              104                  120                  101
    9/19/97              107                  122                  102
    9/22/97              104                  121                  102
    9/23/97              102                  121                   99
    9/24/97              105                  123                   99
    9/25/97              113                  119                  101
    9/26/97              114                  121                  103
    9/29/97              114                  122                  102
    9/30/97              114                  123                  103
    10/1/97              114                  122                  103
    10/2/97              116                  119                  105
    10/3/97              107                  121                  106
    10/6/97              102                  127                  107
    10/7/97              116                  125                  107
    10/8/97              118                  128                  107
    10/9/97              119                  125                  105
   10/10/97              113                  124                  104
   10/13/97              120                  125                  105
   10/14/97              114                  124                  104
   10/15/97              128                  127                  106
   10/16/97              125                  124                  104
   10/17/97              129                  122                  103
   10/20/97              130                  122                  105
   10/21/97              138                  124                  103
   10/22/97              145                  121                  105
   10/23/97              132                  120                  101
   10/24/97              129                  121                  102
   10/27/97              121                  116                   98
   10/28/97              132                  113                   98
   10/29/97              136                  115                   98
   10/30/97              136                  111                   99
   10/31/97              127                  115                  102
    11/3/97              134                  115                  102
    11/4/97              130                  114                  102
    11/5/97              125                  113                  101
    11/6/97              129                  111                  101
    11/7/97              116                  109                   99
   11/10/97              127                  106                  100
   11/11/97              121                  105                  101
   11/12/97              118                  105                   98
   11/13/97              125                  106                   98
   11/14/97              121                  110                   97
   11/17/97              120                  108                   98
   11/18/97              120                  108                   97
   11/19/97              125                  105                   96
   11/20/97              116                  108                   97
   11/21/97              116                  108                   99
   11/24/97              107                  109                   97
   11/25/97              104                  108                   97
   11/26/97              107                  107                   96
   11/27/97              107                  107                   96
   11/28/97              111                  108                   96
    12/1/97              107                  111                   96
    12/2/97              105                  108                   99
    12/3/97              114                  106                   97
    12/4/97              118                  107                   97
    12/5/97              121                  106                   97
    12/8/97              116                  106                   96
    12/9/97              127                  102                   94
   12/10/97              123                  102                   94
   12/11/97              121                   99                   93
   12/12/97              112                   99                   92
   12/15/97              123                   99                   91
   12/16/97              118                  100                   91
   12/17/97              125                  100                   92
   12/18/97              121                   99                   91
   12/19/97              116                   97                   92
   12/22/97              121                   96                   93
   12/23/97              115                   94                   92
   12/24/97              118                   93                   93
   12/25/97              118                   93                   93
   12/26/97              118                   96                   93
   12/29/97              123                   96                   96
   12/30/97              129                   95                   97
   12/31/97              129                   95                   95
     1/1/98              129                   95                   95
     1/2/98              129                   95                   97
     1/5/98              132                   93                   95
     1/6/98              130                   96                   96
     1/7/98              125                   97                   94
     1/8/98              127                   98                   94
     1/9/98              118                   97                   91
    1/12/98              121                   96                   92
    1/13/98              125                   96                   92
    1/14/98              129                   96                   93
    1/15/98              127                   95                   91
    1/16/98              127                   94                   92
    1/19/98              127                   94                   92
    1/20/98              125                   98                   89
    1/21/98              127                   98                   89
    1/22/98              126                  100                   89
    1/23/98              132                  100                   87
    1/26/98              125                  102                   87
    1/27/98              127                  102                   85
    1/28/98              125                  108                   87
    1/29/98              116                  108                   86
    1/30/98              120                  105                   85
     2/2/98              127                  107                   89
     2/3/98              123                  106                   89
     2/4/98              125                  104                   86
     2/5/98              123                  105                   88
     2/6/98              121                  105                   88
     2/9/98              117                  104                   88
    2/10/98              118                  105                   85
    2/11/98              118                  105                   85
    2/12/98              114                  108                   85
    2/13/98              111                  107                   85
    2/16/98              111                  107                   85
    2/17/98              111                  110                   87
    2/18/98              118                  109                   87
    2/19/98              116                  107                   87
    2/20/98              118                  108                   88
    2/23/98              121                  111                   88
    2/24/98              123                  108                   87
    2/25/98              121                  109                   90
    2/26/98              121                  110                   90
    2/27/98              121                  109                   91
     3/2/98              117                  107                   92
     3/3/98              116                  108                   94
     3/4/98              111                  107                   92
     3/5/98              104                  107                   91
     3/6/98              113                  107                   91
     3/9/98              113                  107                   91
    3/10/98              111                  106                   93
    3/11/98              102                  104                   91
    3/12/98              107                  105                   93
    3/13/98              105                  106                   95
    3/16/98              108                  107                   98
    3/17/98              127                  108                   98
    3/18/98              127                  108                  100
    3/19/98              127                  109                  103
    3/20/98              131                  112                  103
    3/23/98              134                  110                  104
    3/24/98              127                  111                  104
    3/25/98              134                  109                  101
    3/26/98              130                  111                  103
    3/27/98              134                  114                  101
    3/30/98              130                  113                  101
    3/31/98              134                  113                  104
     4/1/98              127                  115                  102
     4/2/98              135                  117                  102
     4/3/98              129                  118                  100
     4/6/98              143                  116                   99
     4/7/98              139                  118                  100
     4/8/98              145                  118                  100
     4/9/98              148                  120                  100
    4/10/98              148                  120                  100
    4/13/98              150                  118                  100
    4/14/98              139                  118                  103
    4/15/98              139                  124                  102
    4/16/98              143                  120                  101
    4/17/98              143                  125                  101
    4/20/98              136                  123                  101
    4/21/98              132                  124                   99
    4/22/98              139                  124                   99
    4/23/98              146                  125                  101
    4/24/98              140                  124                  102
    4/27/98              141                  122                  105
    4/28/98              142                  121                  107
    4/29/98              138                  124                  108
    4/30/98              143                  125                  112
     5/1/98              143                  121                  110
     5/4/98              143                  122                  109
     5/5/98              146                  120                  108
     5/6/98              150                  121                  106
     5/7/98              145                  120                  105
     5/8/98              142                  123                  106
    5/11/98              141                  125                  106
    5/12/98              131                  125                  105
    5/13/98              132                  128                  106
    5/14/98              125                  129                  105
    5/15/98              125                  128                  104
    5/18/98              123                  126                  103
    5/19/98              129                  124                  100
    5/20/98              123                  126                  106
    5/21/98              123                  124                  104
    5/22/98              123                  128                  103
    5/25/98              123                  128                  103
    5/26/98              116                  126                  102
    5/27/98              113                  122                  103
    5/28/98              116                  121                  101
    5/29/98              116                  123                  101
     6/1/98              109                  123                  101
     6/2/98              104                  119                  102
     6/3/98              102                  119                  102
     6/4/98              109                  121                  103
     6/5/98              111                  120                  106
     6/8/98              114                  119                  107
     6/9/98              109                  117                  110
    6/10/98              106                  116                  109
    6/11/98              102                  107                  107
    6/12/98              104                  108                  107
    6/15/98              105                  108                  106
    6/16/98              109                  108                  108
    6/17/98              109                  107                  109
    6/18/98              109                  109                  107
    6/19/98              108                  110                  106
    6/22/98              113                  110                  105
    6/23/98              111                  107                  108
    6/24/98              107                  109                  108
    6/25/98              107                  104                  109
    6/26/98              107                  100                  109
    6/29/98              111                  104                  107
    6/30/98              125                  103                  106
     7/1/98              123                  103                  106
     7/2/98              121                  103                  105
     7/3/98              121                  103                  105
     7/6/98              120                  102                  106
     7/7/98              123                  102                  109
     7/8/98              116                  103                  110
     7/9/98              120                  104                  110
    7/10/98              129                  100                  108
    7/13/98              123                   96                  106
    7/14/98              118                   96                  107
    7/15/98              111                   97                  108
    7/16/98              116                   99                  106
    7/17/98              114                  101                  108
    7/20/98              114                  102                  110
    7/21/98              116                  102                  109
    7/22/98              114                  104                  106
    7/23/98              113                  103                  105
    7/24/98              114                  103                  107
    7/27/98              109                  103                  105
    7/28/98              118                  100                  103
    7/29/98              118                  100                  103
    7/30/98              113                   99                  101
    7/31/98              109                   97                   98

-----------------
1 Peer Group Index 1 includes: Panavision, Rainmaker, Laser Pacific Media Corporation, The Todd-AO Corporation, VDI Media and Video Services Corporation.
2 Peer Group Index 2 includes: Activision, Cinar Films, Walt Disney, Hollywood Entertainment, IMAX Corp., King World Productions, Kushner-Locke, Media General, Playboy, Spelling Entertainment, Trimark, Unitel Video and Viacom.

   The stock price performance depicted in the above graph is not necessarily indicative of future price performance. The performance graph will not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement into any filing by the Company under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or be deemed filed under such Act.


                         COMPENSATION COMMITTEE REPORT


   The Compensation Committee of the Board of Directors has furnished the following report on executive compensation. Such report will not be deemed to be incorporated by reference in any general statement incorporating this Proxy Statement into any filing by the Company under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or be deemed filed under such Act.

   The Compensation Committee was formed to review and approve the compensation and benefits of the Company's executive officers, administer the Company's stock option and other benefit plans and make recommendations to the Board of Directors regarding such matters.

   The Compensation Committee has not yet adopted an overall executive compensation policy, nor has it made compensation decisions with respect to the executive officers. The salaries of the executive officers are set by their respective employment agreements. There have been no bonuses or stock options granted to executive officers since the establishment of the Compensation Committee.

   It is anticipated that the Compensation Committee will generally adhere to compensation policies which reflect the belief that (i) the Company must attract and retain individuals with outstanding ability and motivate and reward such individuals for sustained performance; (ii) a substantial portion of an executive's compensation should be at risk based upon the executive's performance and that of the Company; and (iii) within these parameters, levels of compensation should generally be in line with that offered by comparable companies.

   The Compensation Committee's goal with respect to incentive compensation will be to focus executive behavior on the fulfillment of annual and long-term business objectives, and to create a sense of ownership in the Company that causes executive decisions to be aligned with the best interests of the Company's stockholders. The Compensation Committee expects to develop programs designed to meet such goals.

   It is anticipated that the Company's long-term incentive compensation will be provided by grants of stock options under the Company's 1997 Stock Plan. The Compensation Committee will assess various factors when considering option grants under the 1997 Stock Plan. Such factors will include prevailing norms for the ratio of options outstanding to total shares outstanding; the relative influence each executive officer will have on building stockholder value over the long term; and the amount, vesting and expiration date of each executive officer's outstanding options.

                                 WILLIAM AMON
                                 PAUL BRICAULT
                                 SHIMON TOPOR


                                  PROPOSAL 2
            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS


   The Board of Directors of the Company has appointed PricewaterhouseCoopers LLP to serve as independent accountants to audit the financial statements of the Company for the fiscal year ending August 1, 1999. PricewaterhouseCoopers LLP has acted in such capacity since its appointment for fiscal 1994. A representative of PricewaterhouseCoopers LLP will be present at the annual meeting, will be given the opportunity to make a statement if the representative desires and will be available to respond to appropriate questions.

   In the event that ratification by the stockholders of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants is not obtained, the Board of Directors will reconsider said appointment.

   The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting of Stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote on this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

   THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING AUGUST 1, 1999.


                                 OTHER MATTERS


   The solicitation of proxies is made on behalf of the Board of Directors of the Company and the cost thereof will be borne by the Company. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone, telegram, in person or by other means. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of Common Stock held of record by such persons and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.


                     STOCKHOLDER PROPOSALS TO BE PRESENTED
                            AT NEXT ANNUAL MEETING


   Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Company (i) must be received by the Company at its offices at 2813 West Alameda Avenue, Burbank, California 91505 no later than August 1, 1999, and (ii) must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

                                        By Order of the Board of Directors

                                        /s/ Robert T. Walston

                                        Robert T. Walston
November 30, 1998                       Chairman



                                   FORM 10-K


   The Company's Annual Report on Form 10-K for the fiscal year ended August 2, 1998, including the financial statements and schedules thereto, accompanies this Proxy Statement.

PROXY                          FOUR MEDIA COMPANY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    AND MAY BE REVOKED PRIOR TO ITS EXERCISE

  The undersigned hereby appoints Robert T. Walston and John H. Donlon proxies with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote all the share of stock of Four Media Company standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held January 14, 1999, or any adjournment or postponement thereof.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

  Unless contrary instructions are given below, this Proxy shall be voted according to the recommendations of the Board of Directors.

                                                              WITHHELD
PROPOSAL 1: ELECTION OF DIRECTORS                       FOR    FOR ALL
     John H. Donlon                                     [_]      [_]
     Gavin W. Schutz
     William Amon

WITHHELD FOR (Write that nominee's name)___________________




PROPOSAL 2: APPOINTMENT OF INDEPENDENT ACCOUNTANTS

                                            FOR  AGAINST  ABSTAIN
                                            [_]    [_]      [_]


                                          I PLAN TO ATTEND THE MEETING [_]

                                          Dated: ______________________________

                                          _____________________________________
                                                        Signature

                                          Note: Please sign as name appears
                                          hereon. Joint Owners must each sign.
                                          When signing as attorney-in fact,
                                          executor, administrator, trustee or
                                          guardian, please give full title as
                                          such.